                                                                    EXHIBIT 99.3

                            SHAREHOLDERS' AGREEMENT


      This Shareholders' Agreement (this "Agreement"), dated as of August 3, 1998, is by and among UNIVERSAL STANDARD HEALTHCARE, INC., a Michigan corporation (the "Company"), and LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation ("LCA").

      WHEREAS, Sections 5(a)(vii) and 5(b)(vii) of the Stock Purchase Agreement dated July 16, 1998 between the Company and LCA provides that the Company and LCA execute and deliver this Agreement as a condition precedent to the effectiveness of the Stock Purchase Agreement;

      WHEREAS, the parties hereto desire to effect the Stock Purchase Agreement and the transactions contemplated by the Stock Purchase Agreement and to enter into this Agreement in order to set forth certain agreements and understandings with respect to the obligations, rights and privileges of LCA as a shareholder of the Company;

      NOW THEREFORE, in consideration of promises and mutual covenants and agreements set forth herein and in the Stock Purchase Agreement, intending to be legally bound hereby, the parties hereto agree as follows:

      SECTION 1. RESTRICTION ON RESALE. LCA hereby covenants that it will not, directly or indirectly, sell or otherwise transfer, or permit any of its subsidiaries, directly or indirectly, to sell or to transfer, shares of Common Stock or other voting securities of the Company owned by LCA, whether acquired under the Stock Purchase Agreement or otherwise, to any person, other than an entity that is an Affiliate (as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, (the "1934 Act")) of LCA (such Affiliate, now or in the future, a "LCA Affiliate") which agrees to be bound by the terms of this Agreement or to the Company, unless such sale or transfer (A) is made pursuant to and in compliance with the requirements of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if applicable, or (B) shall have been approved by the written consent of a majority of the members of the Company's Board of Directors, or (C), in the event that (i) the Company has defaulted or breached any of its obligations under the Stock Purchase Agreement or Section 10 of that certain Co-Marketing Agreement, dated as of the date herewith, between the Company and LCA, or (ii) any of the Company's representations and warranties under the Stock Purchase Agreement were inaccurate or untrue in any material respect at the time of the making thereof, is pursuant to an opinion of counsel reasonably satisfactory to the Company that registration under the Securities Act is not required.

      SECTION 2. STANDSTILL. LCA hereby covenants and agrees that it will not, and will cause LCA Affiliates to not, without the prior written consent of a majority of the members of the Company's Board of Directors (the "Board of Directors"), do any of the following:

            (a) vote its shares of Common Stock or other voting securities of the Company for the election of any person to the Board of Directors other than the persons nominated by the Board of Directors; or

            (b) vote its shares of Common Stock or other voting securities of the Company to remove any person from the Board of Directors who was nominated by the Board of Directors, provided, however, that these prohibitions shall not be operative if the director nominee designated for election to the Board of Directors by LCA pursuant to Section 1 of a certain Voting Agreement dated August 3, 1998 (the "Voting Agreement") is not elected to the Board of Directors of the Company.

      SECTION 3. SUSPENSION OF COVENANTS. The provisions of Sections 1, 2, 5 and 6 hereof shall thereafter cease to apply in the event the number of shares of Common Stock and other voting securities of the Company then owned by LCA and the LCA Affiliates, in the aggregate, shall be less than five percent (5%) of the then issued and outstanding shares of Common Stock and other voting securities of the Company, treating the Common Stock and other voting securities of the Company as a single class of securities, and LCA and the LCA Affiliates, together, shall Beneficially Own less than five percent (5%) of the outstanding shares of Common Stock and each other class of voting securities of the Company, in each case calculated in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.

      SECTION 4. RIGHT TO MAKE OFFER. During the term of this Agreement, in the event a third party makes a bona fide tender or exchange offer (a "Bona Fide Offer") to purchase a majority of the issued and outstanding shares of Common Stock or other voting securities of the Company or to effect a merger or share exchange or the acquisition of all or substantially all of the assets of the Company or similar transactions involving the Company, then notwithstanding the provisions of this Agreement, LCA shall not be prohibited by this Agreement from making a competing offer (the "LCA Offer") to the Board of Directors of the Company. Upon the receipt of any Bona Fide Offer, the Board of Directors shall establish a special committee (the "Special Committee"), consisting of members of the Board of Directors that are not members of the Board of Directors designated by LCA. The Special Committee shall determine whether it is advisable and in the best interest of the Company to solicit additional offers from any other party or parties, shall retain any legal or financial advisory services deemed necessary or advisable to assist it in its analysis of the Bona Fide Offer, the LCA Offer and any other offers solicited from third parties by the Company, and shall establish any procedures deemed necessary or advisable to regulate the process pursuant to which the Company entertains and analyzes the competing offers. The Special Committee shall analyze each such offer and shall make a recommendation to the entire Board of Directors with respect to whether any such offer is one that the Company should send to its shareholders. If the Special Committee shall determine that the value of the LCA Offer is equal to or greater than any other offer received by the Company and that the LCA Offer is advisable and in the best interest of the Company's shareholders, then, notwithstanding the provisions of this Agreement hereof to the contrary, LCA shall be permitted to take any action deemed necessary or convenient to acquire that number of shares of Common Stock or other voting securities of the Company as specified in the LCA Offer for the terms (including price) set forth in the LCA Offer.

      SECTION 5. VOTING BY LCA. (a) During such period as this Agreement shall be effective, LCA and the LCA Affiliates will vote all shares of Common Stock and other voting securities of the Company then Beneficially Owned by them for the election to the Board of Directors of the Company any persons nominated by the Board of Directors, including any nominee designated by LCA pursuant to
Section 1 of the Voting Agreement.

            (b) During such period as this Agreement shall be effective, in the event that (I) a third party makes a Bona Fide Offer to purchase all of the issued and outstanding shares of Common Stock or to effect a merger, share exchange, acquisition of all or substantially all of the assets of the Company or similar transaction as contemplated in Section 4 hereof and the Special Committee shall determine that the acceptance of the Bona Fide Offer is in the best interests of the Company's shareholders and, in connection with such acquisition, a vote of the holders of the Company's Common Stock is required by law or by applicable requirements of The Nasdaq Stock Market, Inc. or any other securities exchange on which shares of the Common Stock are traded, then, in either event, LCA agrees to refrain from voting and to cause each LCA Affiliate to refrain from voting all of their shares of Common Stock and other voting securities of the Company at any meeting of the Company's shareholders held for the purpose of considering such proposal (or, if an approval of shareholders is required by reference to all shares outstanding, to vote its shares of Common Stock and other voting securities of the Company and to cause each LCA Affiliate to vote its shares of Common Stock and other voting securities of the Company in favor of such proposal) provided that each of the following conditions set forth below are satisfied at such time:

                  (i) the date of the shareholders meeting shall be during the period that this Agreement is effective;

                  (ii) the Board of Directors shall have received the written opinion of a nationally recognized investment banking firm selected by the Company that the proposed transaction is fair to the Company and its shareholders from a financial standpoint; and

                  (iii) the Company's shareholders (other than LCA and the LCA Affiliates) shall have voted in favor of the proposed transaction by the vote of a majority of the shares of Common Stock and other voting securities of the Company voting on such matter, treating the Common Stock and other voting securities of the Company as a single class of securities.

      SECTION 6.  CONFIDENTIALITY; NON-SOLICITATION.

            (a) Confidentiality. LCA agrees to keep confidential all confidential information that it or its Representatives receive from or concerning, or in any way relating to, the Company and its subsidiaries (which shall, for purposes of this Section 6, be collectively referred to as the "Company), including, but not limited to information concerning or relating to their business, operations, financial condition, results of operations, customers, assets, liabilities (the "Confidential Information") and shall not use such Confidential Information for any purpose, other than the evaluation of the continuation of its investment in the Common Stock of the Company and with respect to the discharge of any directorial duties by any director designated by LCA. "Confidential Information" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by LCA, the LCA Affiliates or their Representatives, (ii) was within LCA's possession prior to its being furnished to LCA, the LCA Affiliates or their Representatives by or on behalf of the Company pursuant hereto, provided that the source of such information was not known by LCA, the LCA Affiliates or their Representatives to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information or (iii) becomes available to LCA, the LCA Affiliates or their Representatives on a non-confidential basis from a source other than the Company or any of its Representatives, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information. Confidential Information may be disclosed to LCA or LCA Affiliates' Representatives who need to know such information for the sole purpose of evaluating the continuation of LCA's investment in the Common Stock of the Company and with respect to the discharge of any directorial duties by any director designated by LCA. In any event, LCA shall be responsible for any breach of this agreement by any of LCA or LCA Affiliates' Representatives, and LCA agrees to take all reasonable measures (including but not limited to court proceedings), at its sole expense, to restrain LCA or LCA Affiliates' Representatives from prohibited or unauthorized disclosure or use of the Confidential Information. "Representatives" of a party shall be their directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors).

            (b) Non-Solicitation of the Company's Employees. For a period of twenty-four (24) months following the termination of a certain Co-Marketing Agreement dated August 3, 1998 between the Company and LCA (the "Co-Marketing Agreement") (the "Non-Solicitation Period"). neither LCA nor the LCA Affiliates (which shall not include, for purposes of this Section 6(b), any shareholders of LCA unless acting on behalf or for the benefit of LCA or any LCA Affiliates other than the shareholder itself) will (i) solicit to employ or engage or (ii) employ or engage any of the Company's employees, leased employees, agents or other persons with a contractual relationship with the Company ("Company Covered Persons") so long as they are providing services to the Company or within one year following their termination of their relationship with the Company, except for employees or leased employees providing services solely to the Company's laboratory operations at the date of closing of the Asset Purchase Agreement dated July 16, 1998 between the Company and LCA. Notwithstanding the foregoing, neither LCA nor the LCA Affiliates shall be in violation of Section 6(b) with respect to the negotiation of employment with Company Covered Persons who earn less than $75,000 on an annualized basis for their services to the Company and who contact LCA or LCA Affiliates solely in response to a general solicitation by LCA or a LCA Affiliate for employees through general newspaper advertising or a general internet posting. Neither LCA nor the LCA Affiliates shall be in violation of Section 6(b) with respect to inadvertent violations of this Section 6(b), except that if LCA or the LCA Affiliates inadvertently hire Company

Covered Persons who earn $75,000 or more on an annualized basis for their services to the Company on three or more occasions, then LCA shall pay the Company the costs actually paid (up to a maximum of 25% of the replacement employee's (as defined below) salary for the first year of employment with the Company) by the Company for the services of a headhunter to replace each Company Covered Person thereafter inadvertently hired by LCA or a LCA Affiliate. For purposes hereof, inadvertent violations shall include situations where an employee of LCA or a LCA Affiliate hires a Company Covered Person without realizing that such person is a Company Covered Person. If a replacement employee is hired by the Company to perform assignments beyond those covered by the scope of the employment of the Company Covered Person he or she replaces, then the fee due to the headhunter shall not exceed 25% of the annual salary paid by the Company to the Company Covered Person hired by LCA or a LCA Affiliate. Such payments by LCA shall be due and payable within 30 days after submission to LCA of reasonably detailed documents, including, but not limited to, the headhunter's contract and invoice, proof of payment and the replacement employee's employment agreement with the Company or, in the absence thereof, a reasonably detailed description of his or her compensation and duties. A "replacement employee" shall be any employee hired to replace an employee inadvertently hired by the other party to this Agreement or their Affiliates.

            (c) Non-Solicitation of LCA's Employees. During the Non-Solicitation Period, neither the Company nor an Affiliate of the Company (the "Company Affiliate") (which shall not include, for purposes of this Section 6(c), any shareholders of the Company, unless acting on behalf of or for the benefit of the Company or any Company Affiliate other than the shareholder itself) will (i) solicit to employ or engage or (ii) employ or engage any of the LCA or its subsidiaries' (which shall for purposes of this Section 6(c), be collectively referred to as the "LCA Group") employees, leased employees, agents or other persons with a contractual relationship with the LCA Group ("LCA Covered Persons") so long as they are providing services to the LCA Group or within one year following their termination of their relationship with the LCA Group. Notwithstanding the foregoing, neither the Company nor the Company Affiliates shall be in violation of Section 6(c) with respect to the negotiation of employment with LCA Covered Persons who earn less than $75,000 on an annualized basis for their services to LCA and who contact the Company or Company Affiliates solely in response to a general solicitation by the Company or a Company Affiliate for employees through general newspaper advertising or a general internet posting. Neither the Company nor a Company Affiliates shall be in violation of Section 6(c) with respect to inadvertent violations of this
Section 6(c), except that if the Company or the Company Affiliates inadvertently hire LCA Covered Persons who earn $75,000 or more on an annualized basis for their services to LCA or the LCA Affiliates on three or more occasions, then the Company shall pay LCA the costs actually paid (up to a maximum of 25% of the replacement employee's salary for the first year of employment with LCA) by LCA for the services of a headhunter to replace each LCA Covered Person thereafter inadvertently hired by the Company or a Company Affiliate. For purposes hereof, inadvertent violations shall include situations where an employee of the Company or a Company Affiliate hires a LCA Covered Person without realizing that such person is a LCA Covered Person. If a replacement employee is hired by LCA to perform assignments beyond those covered by the scope of the employment of the LCA Covered Person he or she replaces, then the fee due to the headhunter shall not exceed 25% of the annual salary paid by LCA to the LCA Covered Person hired by the Company or a Company Affiliate. Such payments by the Company shall be due and payable within 30 days after submission to the Company of reasonably detailed documents, including, but not limited to, the headhunter's contract and invoice, proof of payment and the replacement employee's employment agreement with LCA or, in the absence thereof, a reasonably detailed description of his or her compensation and duties.

            (d) Both LCA and the Company shall use their reasonable best efforts to notify their employees responsible for hiring of the provisions of this
Section 6.

      SECTION 7. STOCK LEGEND. The stock certificates evidencing ownership of the shares of Common Stock acquired by LCA under the Stock Purchase Agreement will bear substantially the following legend:

      THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THAT CERTAIN SHAREHOLDERS' AGREEMENT BETWEEN LABORATORY CORPORATION OF AMERICA HOLDINGS AND THE COMPANY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY. ATTEMPTED TRANSFER OF THE SECURITIES IN VIOLATION OF THE PROVISIONS
      OF THE SHAREHOLDERS' AGREEMENT SHALL BE VOID AB INITIO AND SHALL NOT BE RECOGNIZED BY THE COMPANY.

      Whenever any shares cease to be subject to this Agreement and are not otherwise restricted securities, the holder thereof shall be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate representing such shares, a new certificate representing such shares, of like tenor but without a legend of the character set forth above.

      SECTION 8.  MISCELLANEOUS.

      8.1 Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed: (x) if to the Company, at the Company's principal business address at 26500 Northwestern Highway, Southfield, Michigan 48076 or if to LCA, at the address of LCA listed in the stock records of the Company, or (z) to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or if mailed, the date of receipt.

      8.2 Assignment, Binding Effect; Benefit. Unless expressly provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      8.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

      8.4 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its rules of conflict of laws.

      8.6 Headings. Headings of the sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

      8.7 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

      8.8 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

      8.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

      8.10 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. In connection with any litigation brought to enforce any provision of this

Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs incurred at the trial and appellate levels.

      8.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.


                                    UNIVERSAL STANDARD HEALTHCARE, INC.

                                    By:  Eugene E. Jennings
                                         ------------------------------
                                    Its: President
                                         ------------------------------

                                    LABORATORY CORPORATION OF
                                         AMERICA HOLDINGS

                                    By: Bradford T. Smith
                                        -------------------------------
                                    Its: E. V. President
                                         ------------------------------